UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e) (2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Hotel Outsource Management International, Inc.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Rodia Mihali and Blackborn Financial Consulting (1999) Ltd.
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER
THAN THE REGISTRANT)

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PRELIMINARY COPY
PROXY STATEMENT
OF
RODIA MIHALI AND BLACKBORN FINANCIAL CONSULTING (1999) LTD.
SHAREHOLDERS OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
————————

SPECIAL MEETING OF STOCKHOLDERS OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
TO BE HELD AUGUST 30, 2005
AT
TEL AVIV, ISRAEL
————————

This Proxy Statement, dated August 17, 2006 (“Proxy Statement”), and the accompanying BLUE proxy card are being furnished in connection with the solicitation of proxies by Rodia Mihali and Blackborn Financial Consulting (1999) Ltd. (respectively, “Mihali” and “Blackborn”) to be voted at a special meeting of Hotel Outsource Management International, Inc. (together with any adjournments, postponements, or reschedulings thereof, the “Special Meeting”).

Voting materials, which include this Proxy Statement and a BLUE proxy card, will be mailed to stockholders on or about August 30, 2006.
In this Proxy Statement:

•	“We,” “us,” and “our” refer to Mihali and Blackborn, as defined above;
•	The “Company” or “HOMI” refers to Hotel Outsource Management International, Inc.;
•	“Board of Directors” or “Board” means HOMI’s Board of Directors; and
•	“SEC” means the Securities and Exchange Commission.

We have summarized below important information with respect to the Special Meeting.

Time and Place of the Special Meeting

A Special Meeting will be held at 10:00 a.m., local time, on September 13, 2006, at the David Intercontinental Hotel, 12 Kaufman Street, Tel Aviv 61501, Israel. The record date (the “Record Date”) for determining stockholders entitled to notice of and to attend the Special Meeting is August 30, 2006.

Purpose of the Proxy Statement and Proxy Card

You are receiving a Proxy Statement and proxy card from us because you owned shares of HOMI common stock as of the Record Date. This Proxy Statement describes important issues on which we would like you, as a stockholder, to vote, including an important election of the Company’s directors.

When you sign the proxy card, you appoint Rodia Mihali and Blackborn Financial Consulting (1999) Ltd., as your representatives at the meeting. They will vote your shares in the manner that you have directed on the accompanying BLUE proxy card, at the Special Meeting. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the removal of Avraham Bahry and Boaz Tamir as directors, and FOR the election of the Mihali - Blackborn Nominees, listed below, as directors of the Company. Even if you plan to attend the Special Meeting, we recommend that you complete, sign, date and return your proxy card in advance of the meeting in case your plans change. This way, your shares will be voted whether or not you attend the Special Meeting.

The proxy cards should be sent to Joseph Stabholz, Adv., at 72 Weizman Street, Tel Aviv 62308, Israel, or sent via facsimile: 011-972-3-544-1870.

Proposal to be Voted on at the Special Meeting

At the Special Meeting, a vote will be held on:

•	The removal of two directors, Avraham Bahry and Boaz Tamir from HOMI’s board;

•	The election of seven members of the Board of Directors; and

•	Such other matters that may properly come before the Special Meeting.

Mihali and Blackborn have nominated the following seven individuals for election as members of the Board of Directors (each individually a “Mihali - Blackborn Nominee,” and collectively, the “Mihali - Blackborn Nominees”):

(1)	JACOB RONNEL;

(2)	ARIEL ALMOG;

(3)	JULES POLAK;

(4)	PHILIPPE SCHWARTZ;

(5)	YOAV RONEN;

(6)	JACOB FAIGENBAUM; and

(7)	URI KELLNER

Pursuant to this Proxy Statement, we are soliciting your proxy in support of the election of the Mihali - Blackborn Nominees as directors of the Company and in support of the removal of Avraham Bahry and Boaz Tamir as directors.

The Proxy Statement and BLUE proxy card are first being mailed to the stockholders of the Company on or about August 30, 2006.

BACKGROUND

Benzion Perko, principal of Blackborn, has served as a consultant to HOMI for over three years. Rodia Mihali served as a director from February 18, 2004 to June 24, 2005 and as a consultant prior to that. Both Blackborn and Mihali are shareholders of HOMI, with 3,176,917 and 2,380,562 shares respectively, as of the date hereof. As large shareholders and affiliates of HOMI, both Mihali and Blackborn have become frustrated with the Company’s lack of growth, as indicated by the slow increase in the number of hotel rooms HOMI is operating over the past few years. Both Mihali and Blackborn believe that Avraham Bahry, as Chairman of the Board, has provided a disservice to the Company by not seeking more aggressive expansion of HOMI’s operations. Mihali and Blackborn further believe that Boaz Tamir’s statements that he will always vote with Mr. Bahry and never oppose him is contrary to his obligation to serve independently and to act in the best interest of the Company.

Mihali and Blackborn believe that the Company would be better served by directors with experience in the hospitality industry.

We urge you to vote FOR the removal of Avraham Bahry and Boaz Tamir as directors, and to vote FOR the election of the Mihali - Blackborn Nominees.

PARTICIPANTS

The following persons are participants in the solicitation by HOMI with respect to the Special Meeting as the term “participant” is defined in proxy rules promulgated by the SEC (each, a “Participant”): Rodia Mihali; Blackborn Financial Consulting (1999) Ltd.; Jacob Ronnel; Ariel Almog; Jules Polak; Jacob Faigenbaum; Yoav Ronen; and Uri Kellner. For the shareholdings of each participant, please see “Principal Shareholders.”

Except as set forth in this Proxy Statement, none of the Participants (i) is, or was within the past year, a party to any contract, arrangement or understanding with any persons with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, or (ii) has any arrangement or understanding with any person (A) with respect to any future employment by the Company or its affiliates or (B) with respect to any future transactions to which the Company or any of its affiliates may be a party. None of the Participants has, during the past ten years, been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors).

PROPOSAL ONE.
REMOVAL OF DIRECTORS

You are being asked to vote on the removal of two directors, Avraham Bahry and Boaz Tamir, from the Board of Directors effective immediately.

1.
Avraham Bahry, 60, has been Chairman of HOMI since December 2004. Mr. Bahry established Mul-T-Lock Ltd., an Israeli corporation, in 1973, which he grew into a multi-national holding company in the business of products and services for the protection of life and property. Mr. Bahry sold Mul-T-Lock Ltd. in 1999 and has worked as a consultant since then.

2.
Boaz Tamir, 53, has been a director of HOMI since December 2004. Dr. Tamir is a founding partner of Montefiore Partners Venture Capital fund, and Ronald Group (Environment), a consulting firm. Dr. Tamir also founded and directed, with PWLL Accountants, Ya’ad Business Development Ltd., a consulting company. He was the founder and chief executive officer of Be-Connected, a telecommunications company. Dr. Tamir received a PhD in Business Administration and Political Economy from MIT.

WE STRONGLY RECOMMEND A VOTE FOR THE REMOVAL OF AVRAHAM BAHRY AND BOAZ TAMIR FROM THE BOARD OF DIRECTORS

PROPOSAL TWO.
ELECTION OF DIRECTORS

Seven Directors are to be elected at the meeting for one-year terms ending at the 2007 Special Meeting and until each of their successors have been elected or until their earlier resignation or removal. The seven nominees are:

JACOB RONNEL

ARIEL ALMOG

JACOB FAIGENBAUM

JULES POLAK

URI KELLNER

PHILIPPE SCHWARTZ

YOAV RONEN.

Jacob Ronnel, Ariel Almog, Jules Polak and Jacob Faigenbaum are presently directors of the Company. The seven nominees receiving the highest number of votes from stockholders, either in person or by proxy, will be elected as HOMI’s directors.

WE STRONGLY RECOMMEND A VOTE FOR EACH OF THE
MIHALI - BLACKBORN NOMINEES

NOMINEE BIOGRAPHIES

Jacob Ronnel, 49, has been Chief Executive Officer, President and a director of HOMI since December 28, 2001, director and Chief Executive Officer of HOMI Israel Ltd. (formerly known as Bartech Mediterranean Ltd.) since May 1997 where he became a managing director in March 1998; President and a director of HOMI South Africa (Pty) Ltd. (formerly known as Batim Bartech) since inception in 1999 and director and chief executive officer of Hotel Outsource Services, Inc. since September 2001. From July 1997 to September 1997, Mr. Ronnel was a consultant to and provisional manager of Brookside Investments Ltd. From 1996 to 2002, he was a consultant for Kassel Financial Consultants, located in Israel. Mr. Ronnel obtained a degree in International Hotel Administration from Ecole Hoteliere de Lausanne, Switzerland.

Ariel Almog, 38, has been Chief Operating Officer, secretary and director of HOMI since December 28, 2001. He has been Chief Operating Officer and a director of HOMI Israel Ltd. (formerly known as Bartech Mediterranean Ltd.) since May 1997, COO and a director of HOMI South Africa (Pty) Ltd. (formerly known as Batim Bartech) since inception in 1999 and a director and chief operating officer of Hotel Outsource Services, Inc. since September 2001. From 1996 to 1998, Mr. Almog was an owner of a franchise Apropo Cafe restaurant in Israel. He received a Bachelor of Business Administration and Marketing from Schiller International University (American University, Paris, France).

Jacob Faigenbaum, 52, has been a director of HOMI since 2005. He served as Founder and Managing director of Financial Guardian Group since 2001. He was Senior Manager of Old Mutual International in London from 1997 to 2001, and he was Managing Director of Pioneer International, International Investments Advisory from 1986-1997. Mr. Faigenbaum served in the Israeli Defense Forces as Colonel. He received a Masters of Economics and Business Administration from Bar Ilan University (Israel) and is currently finishing his LLB.

Jules M. Polak has been a director of HOMI since December 2004. Mr. Polak has been a principal of Jules Polak Business Consulting Ltd. since 2000. From 1993 to 2000, he was Chief Executive Officer of Golden Pages Israel, the yellow pages publisher of Israel. He has been a director of several privately held companies in Israel.

Uri Kellner, 78, has served as a director of many companies throughout his career. Since 2002, Mr. Kellner has been a member of the Board of Directors of Nir Let Ltd., an Israeli corporation. From 1996-2000, he was chairperson of the Board of Directors of Kal-Kor, Ltd., Ein Carmel, and from 1992 to 1997, he was chairperson of the Board for Company of the Development of Old Acco, both located in Israel. From 1990 to 1999, he served as a member of the Board of Directors of Kalat Ltd., Ofakim, Israel. Mr. Kellner received his Bachelor of Science in Commerce Law from London College, England. He is a member of the Fellow Institute of Chartered Accountants.

Philippe Schwartz, 46, was the Regional Director of Finance for West Coast and Hotel Controller of the Intercontinental Hotels from 2001 to 2005, where he was responsible for five Intercontinental hotels. His duties also included financial reporting, property acquisition and management. From 1990 to 2001, Mr. Schwartz worked for the Athenaeum Intercontinental Hotel in Athens, Greece, where he was regional director of finance for East Mediterranean and CIS, and Controller of the hotel, overseeing numerous hotels in over 19 countries. For over 20 years Mr. Schwartz has served as financial controller for other Intercontinental hotels located throughout the world. Mr. Schwartz is a certified accountant. He is a graduate of Ecole Superieure de Commerce, and has a master’s degree in Hotel Management from Lycee Technique Hotelier Jean Drouant, Paris, France.

Yoav Ronen, 47, has years of experience managing hotels. Since 2005, he had been Supervisor and Director of Marketing for two hotels in Prague, Czech Republic: The Joe Hotel and Villa Schwaiger. Since 2003, he has been Supervisor and Director of Marketing for the Ros Maris Rob D.o.o. Hotel in Croatia. From 1995-2002 he served as Chief Executive Officer for the Hotel Jordan River in Tiberius, Israel, and Hotel Carmel in Netanya, Israel. Mr. Ronen obtained received a Bachelor’s degree in Business and Accounting from Tel Aviv University.

Common Stock Ownership of the Mihali - Blackborn Nominees

As of the record date, the Mihali - Blackborn Nominees collectively held 4,889,813 shares or approximately 14% of the outstanding common stock. The beneficial ownership of each of the Mihali - Blackborn Nominees and each other Participant in this proxy solicitation, is set forth as of July 31, 2006 in Principal Shareholders, Exhibit A hereto. For information regarding all Company securities purchased or sold by the Participants in the past two years, please see Exhibit B attached hereto.

Additional Information Regarding Mihali - Blackborn Nominees

Except as set forth in this Proxy Statement, (i) no Mihali - Blackborn Nominee has any family relationships with any executive officer or director of the Company or each other, (ii) no Mihali - Blackborn Nominee has been involved in any legal proceedings in which he is adverse to the Company, (iii) no Mihali - Blackborn Nominee has a material interest adverse to the Company, (iv) there have been no transactions between any of the Mihali - Blackborn Nominees or their immediate families and the Company or any of its subsidiaries since the beginning of the Company’s last fiscal year and (v) no Mihali - Blackborn Nominee has been indebted to the Company or any of its subsidiaries since the beginning of the Company’s last fiscal year.

OTHER MATTERS

As of the date hereof, we are not aware of any matter that will be presented for consideration at the Special Meeting, other than the removal of two directors and the election of seven directors. Should other matters properly come before the Special Meeting, the attached BLUE proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Special Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Special Meeting. The proxies named on the accompanying BLUE proxy cards will not use such discretionary authority to vote the proxies to adjourn matters of which the Participants are aware a reasonable time before the Special Meeting.

The Company’s Proxy Statement contains information regarding: (i) the beneficial ownership of securities of HOMI by (A) any person known to HOMI to beneficially own 5% or more of any class of voting securities of HOMI; (B) each current Board director and executive officer of HOMI; and (C) all directors and executive officers of HOMI as a group; and (ii) HOMI’s directors and management, including information relating to management compensation.

Shareholder Proposals for the Company’s 2007 Special Meeting

Information concerning deadlines for submitting stockholder proposals with respect to the Company’s 2007 Annual meeting, including the deadline for submitting stockholder proposals for inclusion in the Company’s proxy statement and form of proxy, is contained in the Company’s Form 10-KSB for the year ending December 31, 2005, which is publicly available.

Voting Procedure

As of the Record Date, the Company had 39,101,417 outstanding shares.

You may vote FOR ALL of Mihali - Blackborn Nominees, you may WITHHOLD AUTHORITY FOR ALL, or you may withhold authority for any individual Mihali - Blackborn Nominee.

You may vote to remove both Avraham Bahry and Boaz Tamir, you may vote to remove one of them, or you may vote to not remove them.

The proxy holder identified in the BLUE proxy card accompanying this Proxy Statement will vote the accompanying proxy card in the manner directed by the signing stockholder. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Mihali - Blackborn Nominees as directors of the Company and FOR the removal of Avraham Bahry and Boaz Tamir as directors. With respect to other matters that may properly come before the Special Meeting, or at any postponement or adjournment thereof, the proxy holders identified in the accompanying BLUE proxy card will vote shares represented by the BLUE proxy card in accordance with the proxies’ discretion. To the extent that other matters properly come before the Special Meeting that do not fall within the proxies’ voting discretion, the named proxies may not vote the shares represented by the accompanying BLUE proxy on such matters.

REMEMBER, YOUR LATEST DATED PROXY IS THE ONLY ONE WHICH COUNTS, so return the BLUE proxy card accompanying this Proxy Statement.

If you are the beneficial owner of shares held through a broker or other nominee, your broker or nominee should provide you with information regarding the methods by which you can direct your broker or nominee to vote your shares. Your broker or nominee might send you, for example, a voting instruction card, similar to the Company’s proxy card, to be completed, signed, dated and returned to your broker or nominee by a date in advance of the meeting, and/or information on how to communicate your voting instructions to your broker or nominee by telephone or over the Internet.

By completing, signing, dating and returning the BLUE proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the BLUE proxy card to vote your shares at the meeting in the manner you indicate. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Mihali - Blackborn Nominees as directors of the Company and FOR the removal of Avraham Bahry and Boaz Tamir as directors. We encourage you to sign and return the BLUE proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one BLUE proxy card, it is a likely indication that your shares are held in multiple accounts. Please sign and return all BLUE proxy cards to ensure that all of your shares are voted.

Revocability of Proxies

Any person giving a BLUE proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with us an instrument of revocation or by submitting to us a duly executed proxy bearing a later date. It also may be revoked by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not itself revoke a proxy.

Any proxy given pursuant to this solicitation also may be revoked by delivery to the Company of a duly executed proxy bearing a later date, although we strongly urge you not to sign or return any proxy card given to you by the Company with respect to the Special Meeting.

Quorum Requirement

Shares shall be counted as present at the Special Meeting if the stockholder either:

•	is present and votes in person at the Special Meeting; or
•	has properly submitted a proxy card.

A majority of the Company’s outstanding shares as of the Record Date must be present at the meeting (either in person or by proxy) in order to hold the Special Meeting and conduct business. This is called a “quorum.”

Consequences of Not Returning Your Proxy; Broker Non-Votes

If your shares are held in your name, you must return your proxy (or attend the Special Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

•	vote your shares on routine matters; or
•	leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters, but not with respect to non-routine matters. If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”

We believe that a broker will not have discretionary authority to vote shares for the election of directors or the removal of directors. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast. Broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote on the election of directors or the removal of directors. We encourage you to provide instructions to your brokerage firm to vote your shares for the Mihali - Blackborn Nominees.

Effect of Abstentions

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. Abstentions will have no effect on the election of directors or removal of directors, but will be treated as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.
Required Vote

Assuming a quorum is present, the seven nominees receiving the highest number of “yes” votes will be elected as directors. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote on the election of directors or the removal of directors. Stockholders may not cumulate votes in the election of directors. The removal of two directors will require the affirmative vote of a majority of the outstanding shares of HOMI as of the record date.

Appraisal Rights

The Company’s stockholders have no appraisal rights under the General Corporation Law of the State of Delaware in connection with the election of directors or the removal of directors.

Solicitation

These proxies are being solicited by Mihali and Blackborn. Copies of solicitation material will be furnished without charge to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. As part of the solicitation, the Participants may communicate with stockholders of HOMI by mail, courier services, Internet, advertising, telephone, facsimile or in person. Mihali - Blackborn Nominees will receive no additional compensation for their solicitation effort

Mihali and Blackborn will bear the entire cost of this solicitation. Although no precise estimate can be made at the present time, we currently estimate that the total expenditures relating to the proxy solicitation incurred by Mihali and Blackborn will be approximately $5,000. Mihali and Blackborn currently intend to seek reimbursement from the Company for the costs incurred in connection with the solicitation of stockholders. The question of such reimbursement will not be submitted to a vote of stockholders. The Mihali - Blackborn Nominees may incur incidental expenses if they meet in person or by telephone with stockholders, which Mihali and Blackborn may or may not be asked to reimburse.

Board Meetings and Committees

Currently, HOMI does not have a nominating committee. It intends to form such a committee in the near future. All director candidates are considered by the entire board. The Board of Directors has adopted a policy with regard to the consideration of any director candidates recommended by security holders.

HOMI’s board of directors has a process whereby security holders may send communications to the board of directors. Such security holders may send certified letters to Jacob Ronnel, CEO of HOMI, who shall be responsible for presenting such communication to the entire board.

HOMI has adopted a code of ethics that applies to its principal executive officers, principal financial officer and principal accounting officer. HOMI will provide any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. HOMI has an audit committee with three members, one of whom is a financial expert.

Directors' compensation

Directors (excluding directors who are officers in HOMI) are reimbursed for the expenses they actually incur in attending board meetings. Directors are paid $1,000 per directors meeting attended, and $500 for each committee meeting attended.

HOMI intends to adopt an Employee Stock Option Plan for management and key employees in which between 2,000,000 and 3,000,000 options would be issued. However as of the date of this report, no such plan has been adopted.

Executive Compensation

The following is a chart of compensation paid to all executive officers of the Company.

Name And Principal Position	Year	Annual Compensation			Long-Term Compensation		All Other Compen-sation ($)
		Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Awards
					Restricted Stock Award(s) ($)	Securities Underlying Options/SARs ($)

Jacob Ronnel	2003	$100,000
CEO, President	2004(1)	$100,000					$13,491
	2005	$107,994		$4,750- interest

Ariel Almog	2003	$130,200
COO, Secretary	2004(2)	$161,000
	2005	$153,979		$6,000- interest

Sigal Grinboim	2003	N/A
CFO	2004	$20,000
	2005	$48,000

Avraham Bahry	2003	N/A
Chairman	2004	$5,000
	2005(3)	0

(1)
In 2004, Mr. Ronnel’s salary was paid as follows: HOMI Israel- $24,497; HOS-$39,996; HOMI- $48,998. According to the employment agreement entered into by Jacob Ronnel and HOS which commenced June 2002, Mr. Ronnel shall serve as Chief Executive Officer at $80,000 per year; however, Mr. Ronnel received only 50% of his base salary ($40,000 per year) until June 2003, and resumed his $80,000 per year salary in July 2003 ($40,000 from HOS and $40,000 from HOMI). Mr. Ronnel is entitled to an annual performance-based bonus. HOS may terminate this agreement upon 90 days written notice.

(2)
Mr. Almog’s entire salary was paid by HOS. Pursuant to Ariel Almog's employment agreement with HOS, Mr. Almog is to receive an annual base salary of $80,000 per year as Chief Operating Officer, commencing June 2002. Mr. Almog will be entitled to annual performance-based bonuses. Mr. Almog also receives $1,000 per month for medical insurance, matching 401(k) contributions up to 5% of his base salary, a housing allowance of between $2,500 and $2,700 per month, $1,300 per month child education allowance, a car, and a one-time relocation allowance of $5,000. HOS may terminate this employment agreement upon 90 days written notice. Commencing in April 2002, Mr. Almog has been receiving an annual gross salary of $80,000 per year from HOS, plus up to $70,000 in expenses from HOS.

(3)
Mr. Avraham Bahry has a consulting agreement with HOMI, pursuant to which he receives $75,000 per year commencing January 1, 2005; however, he has agreed to waive any payments until such time as HOMI achieves a net profit.

Certain Relationships and Related Transactions

In December 2003, Jacob Ronnel and Ariel Almog lent us $150,000 under notes payable bearing interest at a fixed rate of 4%. A portion of the loans were converted into shares of our common stock subsequent to December 31, 2005. During each of the years ended December 31, 2004 and 2005, we incurred interest of approximately $12,000 under these loans.

In February 2004 the board of directors approved a series of agreements with shareholders by which in return for services rendered to us in 2003 and 2004, the stockholders were issued 1,000,000 shares at no consideration. We recorded $213,000 and $87,000 as stock based expenses in 2003 and 2004, respectively.

In March 2004 two of our shareholders, Rodia Mihali and Avraham Bahry, extended loans of $600,000 to us for the purpose of purchase of additional minibars. These loans were converted into share capital as part of an offering we held in July 2004. Pursuant to such offering, on July 10, 2004, we offered for sale a total of 4,500,180 shares at $0.33 per share. This offering expired on August 12, 2004 and we raised $936,000, including the conversion of the aforementioned stockholder loans, and issued 2,834,358 shares of common stock.

In May 2004 we approved the conversion of certain shareholder loans and others amounting to $414,000 into 828,000 shares of our restricted common stock.

In September 2004 a shareholder lent us $150,000. In October 2004 we converted this loan, plus a previous loan of $250,000 into 952,522 shares of our common stock.

In November 2004 Avraham Bahry and Rodia Mihali lent us $350,000. Prior to their satisfaction, the loans had an initial term of six months (that was subsequently deferred), required interest at a fixed rate of 10% per annum, and were secured by a (i) general lien and security interest over all of our assets (except that such security position was subordinate to all pre-existing liens on such assets) and (ii) the pledge of 2,000,000 shares of our common stock owned by Jacob Ronnel, Ariel Almog and Blackborn Financial Consulting (1999) Ltd. We had the right to satisfy the loans plus accrued interest through the issuance of its common stock at a price of $0.25 per share, and such right was exercised in 2006 for the note balance owed at December 31, 2005 (one of the loans was paid in 2005).

Daniel Golan, the minority shareholder of HOMI South Africa (Proprietary) Limited granted a loan to us that had a balance of approximately $299,000 and $297,000 as of December 31, 2004 and 2005, respectively. The loan is linked to the South African Rand with annual interest of 10.5%. The loan term is indefinite with no fixed terms of repayment. During the years ended December 31, 2004 and 2005, the Company incurred interest of $18,000 and $72,000 under these notes. At December 31, 2005, we owe our stockholders approximately $52,000 for accrued interest.

During the year ended December 31, 2004, we engaged, Avraham Bahry and Rodia Mihali, to each provide certain consulting services under agreements that allowed us to remunerate each consultant in cash and/or shares of our common stock. The initial agreement provided that the number of shares to be issued would be 37,500 per quarter; however this number of shares was subsequently reduced by 20% to 30,000 shares for the third and fourth quarters of 2005. Mr. Bahry agreed to forgo any compensation pursuant to his consulting agreement until the company became profitable. Subsequent to December 31, 2005, we made the decision to satisfy the amount owed of $68,000 for such consulting services through the issuance of 135,000 shares of our restricted common stock to Mr. Mihali.

During the years ended December 31, 2004 and 2005, we incurred various related party expenses for the following:

Description	2004	2005

Rent and office services	$37,000	$-
Directors’ fees and liability insurance	-	45,000
Consulting fees	158,000	242,000
Totals	$195,000	$287,000

Independent Public Accountant

Kingery & Crouse has served as HOMI’s independent public auditor since January 2005. All payments to them are current. Members of Kingery & Crouse will be available via telephone conference call during HOMI’s annual meeting and will have an opportunity to speak and will be available to respond to questions.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of HOMI’s annual financial statements for the year ended December 31, 2005 were approximately $46,000. Aggregate fees for the audit of financial statements for the year ended December 31, 2004 amounted to $43,200.

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Kingery & Crouse and its predecessor, that are reasonably related to the performance of audits or reviews of HOMI’s financial statements other than those disclosed under “Audit Fees” was $0 in 2004 and $0 in 2003.

Tax Fees

For 2005 and 2004, there were no aggregate fees billed in each of the last two fiscal years for professional services rendered by HOMI’s independent accountant for tax compliance, tax advice and tax planning.

Additional Information

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information. Although we do not have any information that would indicate that any information contained in this Proxy Statement concerning the Company is inaccurate or incomplete, we do not take responsibility for the accuracy or completeness of such information. With respect to each of the Mihali - Blackborn Nominees, any representation contained herein relating to the immediate family of such Mihali - Blackborn Nominee is made only to the extent of his knowledge.

The Company files Special, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

Date: August 17, 2006

EXHIBIT A

INFORMATION ABOUT THE PARTICIPANTS
IN THIS SOLICITATION OF PROXIES

Principal Stockholders and Security Ownership of Management

The following table sets forth certain information known to HOMI with respect to beneficial ownership of HOMI common stock as of July 31, 2006, the number and percentage of outstanding shares of common stock beneficially owned by each person who beneficially owns:

more than 5% of the outstanding shares of our common stock; each of our officers and directors; and all of our officers and directors as a group.

Names and Address of Beneficial Owner	Number of Shares Beneficially Owned	% Beneficially Owned (4)

Jacob Ronnel 21 Hasvoraim Street Tel Aviv, Israel	2,510,501	6.1%

Ariel Almog 224 Maypoint Drive, San Raphael, CA	3,176,917	7.4%

Blackborn Financial Consulting (1999) LTD. (1) 25 HaMerad Street Tel Aviv, Israel	3,601,917	9.2%

Rodia Mihali (2) 21 Neher St Munich, Germany	2,380,562	6.1%

Sigal Grinboim 7 Barazani Street Ramat Aviv, Israel	0	0%

Avraham Bahry 1 Gan Hashikmin Street Ganei-Yehuda-Savion, Israel	3,566,838	9.1%

Jules Polak 4 Kiriati Street Ramat Gan, Israel	0	0%

Boaz Tamir 10 Hoaranim Street Zichron-Yaacov, Israel	0	0%

Robert W. Singer (3) 2110 West County Line Road Jackson, New Jersey	0	0%

Philippe Schwartz (5) 999 California Street San Francisco, CA 94108	0	0%

Yoav Ronnen (5) 2 Mivza Horev Street Modiin, Israel	0	0%

All officers and directors as a group (8 people) (2)(3)	11,634,818	28.7%

(1)	The beneficial owner of the securities held by Blackborn is Mr. Benzion Perko, 17 Alterman Street, Kfar-Saba, Israel.
(2)	Mr. Mihali resigned as director on June 24, 2005
(3)	Senator Singer resigned as a director in 2005.
(4)	Based on a total of 39,100,417 shares outstanding as of July 31, 2006.
(5)	Director Nominee

EXHIBIT B

Rodia Mihali
		# of Shares
Date	Price	Bought/(Sold)

05/25/05	$0.36	(250,000)
10/06/05	$0.25	20,000
	$0.25	18,000
01/19/06	$0.25	(20,000)
03/08/06	$0.25	5,000
	$0.25	394,917
	$0.25	5,000
	$0.25	135,000

Blackborn Financial Consulting (1999) Ltd.
		# of Shares
Date	Price	Bought/(Sold)

06/29/05	$0.35	(250,000)
07/11/05	$0.35	(175,000)
03/08/06	$0.25	400,000

Ariel Almog
		# of Shares
Date	Price	Bought/(Sold)

02/07/05	$0.25	(600,000)
10/31/05	$0.70	(10,000)
	$0.98	(90,000)
11/30/05	$0.75	(120,000)
03/08/06	$0.25	387,915
06/05/06	$0.37	(40,000)
	$0.37	(50,000)
06/06/06	$0.37	(60,000)
06/07/06	$0.37	(58,000)
06/08/06	$0.37	(42,000)
07/19/06	$0.40	(50,000)
07/27/05	$0.43	(50,000)
07/28/06	$0.43	(34,331)

Jacob Ronnel
		# of Shares
Date	Price	Bought/(Sold)

01/20/05	$0.25	(600,000)
07/01/05	$0.35	(200,000)
03/08/06	$0.25	302,395

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
PROXY

This Proxy is solicited on Behalf of Rodia Mihali and Blackborn Financial Consulting (1999) Ltd.
For the Special Meeting on September 13, 2006

The undersigned hereby Rodia Mihali and Blackborn Financial Consulting (1999), Ltd. or any one of them, with the power of substitution in each, or the designated Trustee of any applicable employee benefit plan, proxies to vote all stock of the undersigned on the following proposals and, in their discretion, upon such other matters as may properly come before the Special Meeting of the Shareholders to be held at the David Intercontinental Hotel, 12 Kaufman Street, Tel Aviv, 61501, Israel on September 13, 2006, at 10:00 AM and at all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCK HOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED IN THIS PROXY WILL BE VOTED (i) FOR THE REMOVAL OF TWO DIRECTORS, AVRAHAM BAHRY AND BOAZ TAMIR, FROM HOMI’S BOARD, AND (ii) FOR THE MIHALI - BLACKBORN NOMINEES LISTED ON THE PROXY CARD, OR IN ACCORDANCE WITH THE PROXIES’ DISCRETION TO VOTE FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS OF ANY NOMINEE NAMED HEREIN BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE; AND (iii) IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE RETURN THIS PROXY CARED USING THE ENCLOSED POSTAGE - PAID ENVELOPE OR SEND VIA FACSIMILE TO 011-972-3-544-1870

PLEASE MARK VOTE IN THE FOLLOWING MANNER

Rodia Mihali and Blackborn Financial Consulting (1999) Ltd. recommend a vote FOR all items. Shares will be so voted unless you otherwise indicate.

1. The election of seven members of the board of directors to serve until the next annual meeting of stockholders and until their successors have been elected, or until their earlier resignation or removal
Nominees: 01- Jacob Ronnel; 02 - Ariel Almog; 03 - Jules Polak; 04 - Philippe Schwartz; 05 - Yoav Ronen; 06 - Jacob Faigenbaum; 07 - Uri Kellner.

For	Withheld	For All Except
[ ]	[ ]	[ ]

To withhold authority to vote for the removal of any individual, write the name(s) on the line below.

__________________________________
Nominee Exception

2.  Removal of two directors, Avraham Bahry and Boaz Tamir from the board;

For	Withheld	For All Except
[ ]	[ ]	[ ]

To withhold authority to vote for any individual nominee(s), write the name(s) on the line below.

__________________________________
Nominee Exception

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

NOTE: Please sign exactly as your name appears on this Card. Joint owners should each sign personally. Corporation proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should so indicate.

Date: ____________________________________

Please Sign: _______________________________

Please Sign: _______________________________

To vote using this proxy form:
྽ Complete and sign the proxy printed above.
྽ Tear at the perforation, and mail the proxy form in the enclosed, postage paid envelope addressed to Hotel Outsource Management International, Inc., 72 Weizman Street, Tel Aviv
     62308, Israel
    Attn: Joseph Stabholz, Adv. or fax to 011-972-3-544-1870.